EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 20, 1998 included in the OGE Energy Corp. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                        /s/  Arthur Andersen LLP
                                             Arthur Andersen LLP

Oklahoma City, Oklahoma
January 21, 1999


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